Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Ecoland International, Inc. for the fiscal quarter ending February 28, 2009, I, David Wallace, Chief Executive Officer of Ecoland International, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.      Such Quarterly Report on Form 10-Q for the fiscal quarter ending February 28, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending February 28, 2009, fairly presents, in all material respects, the financial condition and results of operations of Ecoland International, Inc.

Dated: November 16, 2009.

/s/ David Wallace
David Wallace, Chief Executive Officer of
Ecoland International, Inc.